L A R E D O   P E T R O L E U M



Corporate Presentation
November 2017

LAREDO PETROLEUM

Forward-Looking / Cautionary Statements

This presentation, including any oral statements made regarding the contents of this presentation, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum, Inc. (together with its subsidiaries, the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "project," "intend," "indicator," "foresee," "forecast," "guidance," "should," "would," "could," "goal," "target," "suggest" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature and are not guarantees of future performance. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including the Company's drilling program, production, hedging activities, capital expenditure levels, possible impacts of pending or potential litigation and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and rate of return and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas and the related impact to financial statements as a result of asset impairments and revisions to reserve estimates, availability and cost of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation and regulations, impacts of pending or potential litigation, successful results from the Company's identified drilling locations, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2016 and other reports filed with the Securities Exchange Commission ("SEC").

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and natural gas companies to disclose proved reserves in filings made with the SEC, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "unproved reserves," "resource potential," "estimated ultimate recovery," "EUR," "development ready," "horizontal productivity confirmed," "horizontal productivity not confirmed" or other descriptions of potential reserves or volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. "Unproved reserves" refers to the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. "Resource potential" is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play potentially supporting numerous drilling locations. A "resource play" is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section potentially supporting numerous drilling locations, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. The Company does not choose to include unproved reserve estimates in its filings with the SEC. "Estimated ultimate recovery", or "EUR", refers to the Company's internal estimates of per-well hydrocarbon quantities that may be potentially recovered from a hypothetical and/or actual well completed in the area. Actual quantities that may be ultimately recovered from the Company's interests are unknown. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

3Q-17 Highlights

- **Produced a Company record 60,011 BOE/d**
  - ~17% YoY increase
- **Completed three wells greater than 15,000 lateral feet, likely representing the longest laterals drilled to date throughout the Midland Basin**
- **Reduced unit LOE to $3.55/BOE**
  - ~8% YoY decrease
  - ~6% QoQ decrease
- **Recognized ~$7.6 MM in cash benefits[1] from LMS field infrastructure investments through reduced costs and increased revenues**

LAREDO PETROLEUM

[1] LMS benefits calculated utilizing a 95% WI & 72% NRI

Consistent Growth Despite Commodity Price Decline



Production
Total Production[1] (MMBOE)
22
20
18
16
14
12
10
8
6
4
2
0
$120
$100
$80
$60
$40
$20
$0
WTI Price ($/Bbl)
FY-11
FY-12
FY-13
FY-14
FY-15
FY-16
FY-17E
Oil
NGL
Natural Gas
WTI Price
Projected

16% - 19%
2017E YoY Production Growth

LAREDO PETROLEUM

[1] 2011 - 2014 results have been converted to 3-stream using actual gas plant economics. 2011 - 2013 results have been adjusted for Granite Wash divestiture, closed August 1, 2013. 2017 estimated production is utilizing the midpoint of 16% - 19% of production guidance

2017 Capital and Operating Expectations Update

FY-17E Drilling & Completions

4 Hz development rigs

60 - 65 Hz wells drill & complete

~10,000' lateral length average

2017 Capital Budget
Original: $530 MM

2017 Capital Budget
Updated: $630 MM



$80
$450
$ MM
$115
$515
$ MM
Drilling & completions
Facilities & other capitalized costs

FY-17 capital increase includes:

- Service cost inflation
  - Base well cost: $7.7 MM[1]
- Completions testing

Work in Progress:

- ~$90 MM of D&C associated with multi-well packages that will benefit 2018 production

[1] Base well cost representative of current multi-well pad costs for 10,000' UWC/MWC well utilizing 1,800 pounds of sand per foot and 30' cluster spacing

Note: Capital does not include acquisitions or investments in Medallion-Midland Basin system

LAREDO PETROLEUM

Steady, Strategic Plan Yields Repeatable Results


Proprietary Data & Analytics
Optimized Development Plan
Infrastructure
Lower Costs
Contiguous Acreage Position
Capital Efficiency
Shareholder Returns

A disciplined focus on key value drivers since inception has driven shareholder returns

Capitalizing on Our Contiguous Acreage Position

- The Company has identified ~500 land-ready UWC/MWC locations from its total inventory that support lateral lengths of 15,000'+ on its contiguous acreage

- Centralized infrastructure in multiple production corridors and the ability to drill long laterals enable increased capital and operational efficiencies
  - Infrastructure benefits have facilitated unit LOE costs below $4.00/BOE for five consecutive quarters

~86%
HBP acreage, enabling a concentrated development plan along production corridors

145,036 gross/125,466 net acres



NEW MEXICO
OKLAHOMA
TEXAS
GLASSCOCK
REAGAN
LPI leasehold

LAREDO PETROLEUM

Note: Acreage counts and statistics as of 9/30/17. Map as of 11/01/17

Contiguous Acreage Facilitates Robust Infrastructure Investments

PIPELINE INFRASTRUCTURE

~45 Miles
CRUDE GATHERING

~80 Miles
WATER GATHERING / RECYCLED DISTRIBUTION

~188 Miles
NATURAL GAS GATHERING & DISTRIBUTION

>180,000
Truckloads removed from roads in 2017E due to LMS' water and crude gathering infrastructure



NEW MEXICO
OKLAHOMA
Midland
TEXAS
GLASSCOCK
REAGAN
LPI leasehold
Natural gas lines
Oil gathering lines (existing)
Oil gathering lines (constructing)
Water lines (existing)
Water lines (constructing)
Corridor benefits (existing)

Note: Statistics and estimates as of 10/25/17. Map as of 11/01/17

Infrastructure Provides Tangible Benefits

Yield capital & LOE savings, plus increased revenues & 3rd-party income
Enable multi-well pad drilling & operational flexibility
Minimize trucking

LMS Corridor Benefit	LPI Benefit	3Q-17 Net Benefits Actual ($ MM)	2017 Net Benefits Estimated ($ MM)
Crude gathering	Increased revenues & 3rd-party income	$2.8	$10.8
Centralized gas lift	LOE savings	$0.2	$0.9
Produced water gathered on pipe	Capital & LOE savings	$2.7	$10.0
Produced water recycled	Capital & LOE savings	$0.4	$1.7
Completions utilizing recycled water	Capital savings	$0.5	$1.6
Completions utilizing LPI fresh water wells	Capital savings	$0.9	$3.2
Corridor Benefits Total		$7.6	$28.3


LMS Water Treatment Plant


LMS Crude Gathering Tanks at Reagan Truck Station


LMS Gas Lift Compressor Station

LAREDO PETROLEUM

Note: Benefits estimates as of 10/25/17. Totals may not foot due to rounding. Calculated utilizing a 95% WI & 72% NRI

LMS Crude Gathering System Benefits

80% YE-17E gross operated crude production gathered on pipe


LPI leasehold
Medallion Pipeline
LMS Oil gathering lines (existing)
LMS Oil gathering lines (constructing)
LMS Crude station
GLASSCOCK
REAGAN

Reduces time from production to sales

System benefits increase as trucking costs rise

Provides LPI with increased oil price realizations and LMS with 3rd-party income

LAREDO PETROLEUM

Note: Estimate as of 10/25/17. Map as of 11/01/17

Significant Benefits through Water Infrastructure Investments

>15 MMBW
FY-17E produced water gathered on pipe

LMS Corridor Benefit	LPI Benefit	YE-17E (% of Total Activity)	Capacity
Produced Water Gathered on Pipe	Capital & LOE savings	~82%	
Produced Water Recycled	Capital & LOE savings	~50%	54 MBWPD Recycling Processing[1] & ~15.7 MMBW Storage Capacity
Completions Utilizing Recycled Water	Capital savings	~28%	
Completions Utilizing LPI Fresh Water Wells	Capital savings	~23%	

~$7.4 MM
YTD LOE reduction generated by LMS' water infrastructure investment[2]



LPI leasehold
Water storage
Water treatment facility (existing)
Water treatment facility (constructing)
Water lines (existing)
Water lines (constructing)
Water corridor benefits (existing)
GLASSCOCK
REAGAN

LAREDO PETROLEUM

[1]Upon completion of one additional water treatment plant that is currently under construction
[2]YTD numbers reflective of 1Q-17 thru 3Q-17
Note: Statistics and estimates as of 10/25/17. Map as of 11/01/17

Infrastructure Helping to Deliver Peer-Leading LOE



$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
LOE/BOE ($/BOE)
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16
3Q-16
4Q-16
1Q-17
2Q-17
3Q-17
LPI
Peer Average

Gap between LPI's unit LOE vs. peers has historically widened as more production is placed on infrastructure corridors

LAREDO PETROLEUM

Note: Peers include CPE, CXO, EGN, FANG, PE, PXD & RSPP
3Q-17 peer performance to be updated once reported

Proprietary Modeling Accelerates Value Creation



Extensive, High-Quality Data
+
In-House Technology Development
=
Increased Value
Active Data Acquisition
Earth Model Analytics
Proprietary Completions Simulation
Field Testing of Internal Theories
NAV-Maximized Development
Seismic Logs & Core Data
3D Attributes
Pre-Drill Geometries
Geometries During Completion
Geomodel Oil Saturation

Proprietary data and workflows accelerate the process of advancing concepts to implementation

LAREDO PETROLEUM

Internal Models Accelerate Completions Design Evolution

Proprietary workflows are shortening time from concept to field implementation, enabling continual optimization of completions designs

Increasing Sand Volume, Decreasing Cluster Spacing


Prior
Base Design
2H-15 Testing
1H-17 Testing
2H-17 Testing
2016 Base Design
2H-17 Base Design

Concentrating Fracture Density Around Wellbore

LAREDO PETROLEUM

Sugg-Graham Nine-Well Package Performing vs. Type Curve

Wells drilled with tighter spacing are exceeding type curve expectations



Cumulative Production (MBOE)
600
500
400
300
200
100
0
3 Months
6 Months
9 Months
12 Months
15 Months
18 Months
21 Months
24 Months
1.3 MMBOE
Sugg-Graham nine-well package
Individual producing wells
1.3 MMBOE type curve

~36% Outperformance of all 96 wells to 1.3 MMBOE type curve

LAREDO PETROLEUM

Note: Production has been scaled to 10,000' EUR type curves and non-producing days (for shut-ins) have been removed
Average cumulative production data through 10/25/2017. This includes 96 Hz UWC/MWC & Cline wells that have utilized optimized completions with avg. ~1,900 pounds of sand per lateral foot. Type curve utilizes a weighted-average of 89 Hz UWC/MWC 1.3 MMBOE wells & 7 Hz Cline 1.0 MMBOE wells

2,400 lb/ft Field Tests Confirm Internal Models


Cumulative Prodcution (MBOE)
450
400
350
300
250
200
150
100
50
0
3 Months
6 Months
9 Months
12 Months
15 Months
1.3 MMBOE
2,400 lb/ft completion well
1.3 MMBOE type curve

~42%
Outperformance to 1.3 MMBOE type curve

~50%
Pre-drill model uplift prediction when utilizing 2,400 lb/ft completions. Actual field tests are confirming our internal models

Note: Production has been scaled to 10,000' EUR type curves and non-producing days (for shut-ins) have been removed
Average cumulative production data through 10/30/17. This includes 22 Hz UWC/MWC wells that have utilized optimized completions with avg. 2,400 pounds of sand per lateral foot

Strategic Testing Leading to High-Quality, Multi-Zone Co-Development



'12 LPI Landing Points
Total Hz Wells Drilled[1]
'17 LPI Tested Landing Points[2]
4,500 gross ft of prospective zones
Clearfork
Upper/Middle Spraberry
Lower Spraberry
2
Dean
Upper Wolfcamp
144
Middle Wolfcamp
83
Lower Wolfcamp
30
Canyon
2
Penn Shale
Cline
62
Strawn
2
Atoka, Barnett & Woodford
1
Wellbores
Big Data
Predictive Analytics
Proprietary Fwd Frac Modeling
Field Testing of NAV-Accretive Theories
Multi-Zone Co-Development
Continuous testing loop enables a constantly-improving development plan

[1]As of 9/30/17
[2]As of 11/01/17
Note: Diagram not to scale

Successfully Increasing Landing Point Density



Sugg-Graham Package: South (6 Wells)
Upper Wolfcamp
Middle Wolfcamp
361'
397'
379'
200'
578'
469'
623'
Utilized landing zone
Future/confirmed landing zone
Potential/untested landing zone
Parent wellbore
Potential location
Sugg-Graham package wellbore

Landing zones potentially added for development from tighter vertical spacing

Tighter multi-zone development provides potential for increasing premium Upper Wolfcamp & Middle Wolfcamp inventory

Testing Co-Development of Landing Points

Potential to add additional high-value inventory in the UWC with current testing



~1,500'
~530'
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Vertical Pressure Monitor Well
Utilized landing zone
Future/confirmed landing zone
Wellbores for current testing
LPI leasehold
Area of test

Plan to apply spacing design to other formations, further increasing high-value inventory

Note: Diagram not to scale

Maintaining Financial Flexibility

~$830 MM
Medallion divestiture net proceeds[1] applied primarily to debt reduction

~$592 MM
Net debt as of 9/30/17, pro forma for the Medallion divestiture[2]



Debt Maturity Summary
Debt ($ MM)
$1,000
$800
$600
$400
$200
$0
No debt due until 2022
$500 MM 7.375% called in Oct-17[2]
$350 MM 6.250% callable in Mar-18
$208 MM cash on hand[2]
$500 MM called[2]
7.375%
5.625%
6.250%
2017
2018
2019
2020
2021
2022
2023
$800 MM Senior notes[2]
$1 B Revolver ($0 MM drawn)[3]

LAREDO PETROLEUM

[1] Net proceeds of ~$830 MM after deduction of its proportionate share of fees and other expenses but prior to customary post-closing adjustments and taxes
[2] Please see the Company's press releases dated October 30, 2017 for more details regarding the $500 million 7.375% senior note redemption, which is expected to be completed on November 29, 2017, and detailed pro forma financials as of 09/30/17
[3] As of 10/31/17, with $1 B Borrowing Base in place under amended and restated Senior Secured Credit Facility

Disciplined Risk Management Philosophy Insures Long-Term Value



Hedge Settlements and Product Revenue vs. WTI Price
Hedges provided cash flow stability during volatile pricing
$ MM
$250
$200
$150
$100
$50
$0
WTI Price ($/Bbl)
$100
$90
$80
$70
$60
$50
$40
$30
3Q-14
4Q-14
1Q-15
2Q-15
3Q-15
4Q-15
1Q-16
2Q-16
3Q-16
4Q-16
1Q-17
2Q-17
3Q-17
Product Revenue
Hedge Settlements
WTI Price



Cash Margin Percentage
$/BOE
$60
$50
$40
$30
$20
$10
$0
Cash Margin (% of realized)
75%
50%
25%
0%
68%
51%
60%
71%
2014
2015
2016
3Q-17
Unhedged Avg. Realized Price
LOE
Prod. & Ad Val Taxes
Cash G&A
Midstream
Cash Margin (% of Realized)

71%

Current cash margin exceeds pre-price decline cash margin[1]

LAREDO PETROLEUM

[1] Current cash margin as a percent of unhedged average realized price

Note: 2014 cash margin has been converted to 3-stream using actual gas plant economics. Current cash margin percentage of realized pricing as of 3Q-17

Oil, Natural Gas & Natural Gas Liquids Hedges

Hedge Totals	4Q-17	FY-18	FY-19
Oil total floor volume (Bbl)	1,727,300	9,515,375	730,000
Oil wtd-avg floor price ($/Bbl)	$55.82	$47.42	$50.00
Nat gas total floor volume (MMBtu)	6,803,200	23,805,500	
Nat gas wtd-avg floor price ($/MMBtu)	$2.75	$2.50	
NGL total floor volume (Bbl)	204,750		
Oil[1]	**4Q-17**	**FY-18**	**FY-19**
Puts			
Hedged volume (Bbl)	264,500	5,427,375	730,000
Wtd-avg floor price ($/Bbl)	$60.00	$51.93	$50.00
Swaps			
Hedged volume (Bbl)	506,000		
Wtd-avg price ($/Bbl)	$51.54		
Collars			
Hedged volume (Bbl)	956,800	4,088,000	
Wtd-avg floor price ($/Bbl)	$56.92	$41.43	
Wtd-avg ceiling price ($/Bbl)	$60.23	$60.00	
Natural Gas[2]	**4Q-17**	**FY-18**	**FY-19**
Puts			
Hedged volume (MMBtu)	2,010,000	8,220,000	
Wtd-avg floor price ($/MMBtu)	$2.50	$2.50	
Collars			
Hedged volume (MMBtu)	4,793,200	15,585,500	
Wtd-avg floor price ($/MMBtu)	$2.86	$2.50	
Wtd-avg ceiling price ($/MMBtu)	$3.54	$3.35	
Natural Gas Liquids[3]	**4Q-17**	**FY-18**	**FY-19**
Swaps - Ethane:			
Hedged volume (Bbl)	111,000		
Wtd-avg price ($/Bbl)	$11.24		
Swaps - Propane:			
Hedged volume (Bbl)	93,750		
Wtd-avg price ($/Bbl)	$22.26		
Basis Swaps[4]	**4Q-17**	**FY-18**	**FY-19**
Mid/Cush Basis Swaps			
Hedged volume (Bbl)		3,650,000	
Wtd-avg price ($/Bbl)		-$0.56	

[1] Oil derivatives are settled based on the month's average daily NYMEX index price for the first nearby month of the WTI Light Sweet Crude Oil futures contract

[2] Natural gas derivatives are settled based on Inside FERC index price for West Texas Waha for the calculation period

[3] Natural gas liquids derivatives are settled based on the month's average daily OPIS index price for Mt. Belvieu Purity Ethane and TET Propane

[4] Oil basis swaps are settled based on the West Texas Intermediate Midland weighted average price published in Argus Americas Crude and the West Texas Intermediate Cushing Formula Basis price published in Argus Americas Crude

Note: Positions as of 10/31/17

LAREDO PETROLEUM

4Q-17 Guidance

	4Q-17
Production (MBOE/d)	61 - 64
Product % of total production:	
Crude oil	43% - 45%
Natural gas liquids	27% - 28%
Natural gas	27% - 29%
Price Realizations (pre-hedge):	
Crude oil (% of WTI)	~94%
Natural gas liquids (% of WTI)	~39%
Natural gas (% of Henry Hub)	~67%
Operating Costs & Expenses:	
Lease operating expenses ($/BOE)	$3.50 - $4.00
Midstream expenses ($/BOE)	$0.20 - $0.30
Production and ad valorem taxes (% of oil, NGL and natural gas revenue)	6.25%
General and administrative expenses:	
Cash ($/BOE)	$2.50 - $3.00
Non-cash stock-based compensation[1] ($/BOE)	$1.50 - $1.75
Depletion, depreciation and amortization ($/BOE)	$7.25 - $7.75

[1]Net of amounts capitalized

Note: Crude oil price realizations reflect a pricing election made in accordance with the terms of a crude oil purchase agreement with Shell Trading (US) Company ("Shell"). However, the pricing terms under the crude oil purchase agreement are the subject of litigation filed against the Company by Shell. The Company believes it has substantive defenses and intends to vigorously defend its position. Please see Note 11.a. in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 for more information regarding the litigation

LAREDO PETROLEUM



APPENDIX

UWC & MWC 1.3 MMBOE Cumulative Production Type Curve


1.3 MMBOE Cumulative Production Type Curve
Cumulative Production (MBOE)
600
500
400
300
200
100
0
1.3 MMBOE
12 Months
24 Months
36 Months
48 Months
60 Months

Months	Cumulative Production (MBOE)	Cumulative % Oil
12	189	60%
24	288	56%
36	363	54%
48	426	52%
60	482	51%

45%

Total oil recovered in the first five years

LAREDO PETROLEUM

Note: 10,000' lateral length with 1,800 pounds of sand per foot completions at 54' perf cluster spacing

2016 & 2017 YTD Actuals

		1Q-16	2Q-16	3Q-16	4Q-16	FY-16	1Q-17	2Q-17	3Q-17
Sales Volumes	3-Stream Sales Volumes								
	MBOE	4,204	4,338	4,718	4,889	18,149	4,716	5,336	5,521
	BOE/d	46,202	47,667	51,276	53,141	49,586	52,405	58,632	60,011
	% oil	48%	46%	46%	46%	47%	45%	47%	44%
Pricing	3-Stream Realized Prices								
	Oil ($/Bbl)	$27.51	$39.37	$39.10	$43.98	$37.73	$46.91	$42.00	$45.44
	NGL ($/Bbl)	$8.50	$12.24	$11.54	$14.79	$11.91	$16.49	$13.82	$18.58
	Gas ($/Mcf)	$1.31	$1.31	$2.07	$2.13	$1.73	$2.31	$2.09	$2.04
	Avg. price ($/BOE)	$17.40	$23.64	$24.34	$27.82	$23.50	$29.42	$26.58	$28.54
Unit Cost Metrics	3-Stream Unit Cost Metrics ($/BOE)								
	Lease operating expenses	$4.88	$4.43	$3.85	$3.56	$4.15	$3.60	$3.77	$3.55
	Midstream	$0.14	$0.27	$0.22	$0.26	$0.22	$0.19	$0.17	$0.21
	Production & ad val taxes	$1.53	$1.84	$1.50	$1.45	$1.58	$1.86	$1.59	$1.73
	General & administrative								
	Cash	$3.72	$3.33	$3.49	$3.28	$3.45	$3.47	$2.50	$2.90
	Non-cash stock-based compensation[1]	$0.91	$1.40	$2.05	$1.98	$1.61	$1.96	$1.63	$1.62
	DD&A	$9.87	$7.88	$7.45	$7.68	$8.17	$7.23	$7.12	$7.46

[1]Net of amounts capitalized

LAREDO PETROLEUM

2015 Actuals

		1Q-15	2Q-15	3Q-15	4Q-15	FY-15
Sales Volumes	3-Stream Sales Volumes					
	MBOE	4,274	4,234	4,124	3,714	16,346
	BOE/d	47,487	46,532	44,820	40,368	44,782
	% oil	51%	46%	45%	45%	47%
Pricing	3-Stream Realized Prices					
	Oil ($/Bbl)	$41.73	$50.77	$42.88	$36.97	$43.27
	NGL ($/Bbl)	$13.34	$12.85	$10.36	$11.06	$11.86
	Gas ($/Mcf)	$2.14	$1.82	$2.01	$1.76	$1.93
	Avg. price ($/BOE)	$27.64	$29.65	$25.37	$22.47	$26.41
Unit Cost Metrics	3-Stream Unit Cost Metrics ($/BOE)					
	Lease operating expenses	$7.58	$6.90	$6.09	$5.83	$6.63
	Midstream	$0.37	$0.38	$0.26	$0.43	$0.36
	Production & ad val taxes	$2.13	$2.24	$1.91	$1.73	$2.01
	General & administrative					
	Cash	$3.99	$4.00	$3.89	$4.27	$4.03
	Non-cash stock-based compensation[1]	$1.12	$1.48	$1.67	$1.77	$1.50
	DD&A	$16.83	$17.03	$16.19	$18.01	$16.99

[1]Net of amounts capitalized

LAREDO PETROLEUM

2014 Actuals: Two-Stream to Three-Stream Conversions

		1Q-14	2Q-14	3Q-14	4Q-14	FY-14
Sales Volumes	2-Stream Sales Volumes					
	MBOE	2,434	2,607	3,033	3,654	11,729
	BOE/d	27,041	28,653	32,970	39,722	32,134
	% oil	58%	58%	59%	60%	59%
	3-Stream Sales Volumes					
	MBOE	2,912	3,078	3,569	4,267	13,827
	BOE/d	32,358	33,829	38,798	46,379	37,882
	% oil	49%	49%	50%	51%	50%
Pricing	2-Stream Realized Prices					
	Oil ($/Bbl)	$91.78	$94.47	$87.65	$65.05	$82.83
	Gas ($/Mcf)	$7.04	$6.08	$5.80	$4.46	$5.72
	Avg. Price ($/BOE)	$71.17	$70.13	$65.77	$49.70	$62.86
	3-Stream Realized Prices					
	Oil ($/Bbl)	$91.78	$94.47	$87.65	$65.05	$82.83
	NGL ($/Bbl)	$32.88	$28.79	$29.21	$19.65	$27.00
	Gas ($/Mcf)	$4.00	$3.73	$3.25	$3.00	$3.45
	Avg. Price ($/BOE)	$59.48	$59.40	$55.89	$42.57	$53.32
Unit Cost Metrics	2-Stream Unit Cost Metrics ($/BOE)					
	Lease operating expenses	$8.95	$7.74	$8.30	$8.04	$8.23
	Midstream	$0.35	$0.59	$0.40	$0.50	$0.46
	Production & ad val taxes	$5.12	$5.05	$4.14	$3.33	$4.29
	General & administrative					
	Cash	$9.58	$8.88	$6.89	$4.27	$7.07
	Non-cash stock-based compensation[1]	$1.78	$2.45	$2.04	$1.69	$1.97
	DD&A	$20.38	$20.35	$21.08	$21.85	$21.01
	3-Stream Unit Cost Metrics ($/BOE)					
	Lease operating expenses	$7.48	$6.55	$7.05	$6.88	$6.98
	Midstream	$0.29	$0.50	$0.34	$0.43	$0.39
	Production & ad val taxes	$4.28	$4.27	$3.52	$2.85	$3.64
	General & Administrative					
	Cash	$8.01	$7.52	$5.85	$3.66	$6.00
	Non-cash stock-based compensation[1]	$1.49	$2.08	$1.74	$1.44	$1.67
	DD&A	$17.03	$17.23	$17.91	$18.72	$17.83

[1]Net of amounts capitalized

Note: 2014 2-stream to 3-stream conversion based on actual gas plant economics

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